Exhibit 10.1

D.R. HORTON, INC.,
THE GUARANTORS PARTY HERETO,
and
U.S. BANK NATIONAL ASSOCIATION,
(successor by merger to U.S. Bank Trust National Association), as
Trustee

THIRD SUPPLEMENTAL INDENTURE
Dated as of June 13, 2006

Supplementing the Indenture
Dated as of June 28, 2001
with respect to the
10.5% Senior Subordinated Notes Due 2011

     THIS THIRD SUPPLEMENTAL INDENTURE, dated as of June 13, 2006, by and among D.R. HORTON, INC., a Delaware corporation (the “Company”), the ADDITIONAL GUARANTORS (as defined herein), the EXISTING GUARANTORS (which includes all entities listed as an Existing Guarantor on the signature pages hereof) and U.S. BANK NATIONAL ASSOCIATION, as successor by merger to U.S. Bank Trust National Association, as trustee (the “Trustee”).
RECITALS
     WHEREAS, Schuler Homes, Inc., a Delaware corporation (“Schuler”), the guarantors signatory thereto and the Trustee entered into the Indenture, dated as of June 28, 2001 (as amended, modified or supplemented from time to time in accordance therewith, the “Indenture”), pursuant to which Schuler issued 10.5% Senior Subordinated Notes due 2009 (the “Securities”);
     WHEREAS, on February 21, 2002, pursuant to the laws of the State of Delaware and in accordance with the terms of the Agreement and Plan of Merger, dated as of October 22, 2001, as amended, by and between the Company and Schuler, Schuler was duly merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”);
     WHEREAS, as a result of the Merger, the Company succeeded to all obligations, duties and liabilities of Schuler under the Indenture and the Securities as if incurred or contracted by the Company;
     WHEREAS, pursuant to the First Supplemental Indenture, dated as of February 21, 2002, among the Company, the guarantors party thereto and the Trustee, the Company amended the Indenture to provide for the assumption by the Company of all Obligations of Schuler pursuant to Section 5.01 of the Indenture;
     WHEREAS, pursuant to the Second Supplemental Indenture, dated as of January 23, 2006, among the Company, the guarantors party thereto and the Trustee, the Company caused certain Restricted Subsidiaries to guarantee the Securities for all purposes under the Indenture;
     WHEREAS, pursuant to Sections 4.18 and 11.13 of the Indenture, the Company is required to cause any Subsidiary which is designated by the Board of Directors (which includes an authorized committee thereof) as a Restricted Subsidiary, simultaneously with its designation as a Restricted Subsidiary (each, an “Additional Guarantor”), to guarantee the payment of the Securities pursuant to the terms of Articles 10 and 11 and Exhibit B of the Indenture by executing and delivering (1) a supplemental indenture providing for the guarantee of payment of the Securities by such Additional Guarantors pursuant to the terms of Article 10 and Exhibit B thereto and subjecting such Additional Guarantors to the provisions of Article 11 thereto as a Guarantor and (2) a Guarantee in the form of Exhibit B thereto;
     WHEREAS, the Board of Directors of the Company has redesignated certain Unrestricted Subsidiaries of the Company as Restricted Subsidiaries of the Company;

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     WHEREAS, the execution of this Third Supplemental Indenture has been duly authorized by the Boards of Directors or other governing bodies of the Company and the Additional Guarantors and all things necessary to make this Third Supplemental Indenture a legal, valid, binding and enforceable obligation of the Company and the Additional Guarantors according to its terms have been done and performed;
     NOW THEREFORE, for and in consideration of the premises, the Company, the Existing Guarantors and the Additional Guarantors covenant and agree with the Trustee for the equal and ratable benefit of the respective holders of the Notes as follows:
ARTICLE I.
ADDITIONAL GUARANTORS
     1.1. In accordance with Sections 4.18 and 11.13 of the Indenture, the following Additional Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee on a senior, unsecured basis the payment of the Securities pursuant to the terms of Articles 10 and 11 of the Indenture:

Name	Jurisdiction of Organization
D.R. Horton, Inc. — Los Angeles	Delaware
DRH Regrem XIII, Inc.	Delaware
DRH Regrem XIV, Inc.	Delaware
DRH Regrem XV, Inc.	Delaware
DRH Regrem XVI, Inc.	Delaware
DRH Regrem XVII, Inc.	Delaware
DRH Regrem XVIII, Inc.	Delaware
DRH Regrem XIX, Inc.	Delaware
DRH Regrem XX, Inc.	Delaware
DRH Regrem XXI, Inc.	Delaware
DRH Regrem XXII, Inc.	Delaware
DRH Regrem XXIII, Inc.	Delaware
DRH Regrem XXIV, Inc.	Delaware
     1.2 The Additional Guarantors shall execute and deliver a Guarantee, which shall be incorporated by reference herein in the form set forth in Exhibit B to the Indenture.
ARTICLE II.
MISCELLANEOUS
     2.1. This Third Supplemental Indenture constitutes a supplement to the Indenture, and the Indenture and this Third Supplemental Indenture shall be read together and shall have the effect so far as practicable as though all of the provisions thereof and hereof are contained in one instrument.

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     2.2 The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     2.3 In the event that any provision in this Third Supplemental Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     2.4 The article headings herein are for convenience only and shall not affect the construction hereof.
     2.5 Any capitalized term used in this Third Supplemental Indenture and not defined herein that is defined in the Indenture shall have the meaning specified in the Indenture, unless the context shall otherwise require.
     2.6 All covenants and agreements in this Third Supplemental Indenture by the Company, the Existing Guarantors and the Additional Guarantors shall bind each of their successors and assigns, whether so expressed or not. All agreements of the Trustee in this Third Supplemental Indenture shall bind its successors and assigns.
     2.7 The laws of the State of New York, without regard to principles of conflicts of laws, shall govern this Third Supplemental Indenture, the Securities and the Guarantees.
     2.8 Except as amended by this Third Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.
     2.9 This Third Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Third Supplemental Indenture.
     2.10 NO RECOURSE AGAINST OTHERS. A director, officer, controlling person, employee or stockholder, as such, of the Company or any Guarantor or any successor person thereof shall not have any liability for any Obligations, covenants or agreements of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations, covenants or agreements or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and releases are part of the consideration for the issue of the Securities.
     2.11 The Trustee accepts the modifications of the trust effected by this Third Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained which shall be taken as the statements of the Company and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Third Supplemental Indenture and the Trustee makes no representation with respect thereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the day and year first above written.

D.R. HORTON, INC.

By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXISTING GUARANTORS:

C. RICHARD DOBSON BUILDERS, INC.
CHI CONSTRUCTION COMPANY
CHTEX OF TEXAS, INC.
CONTINENTAL HOMES, INC.
CONTINENTAL RESIDENTIAL, INC.
D.R. HORTON, INC. — BIRMINGHAM
D.R. HORTON, INC. — CHICAGO
D.R. HORTON, INC. — DENVER
D.R. HORTON, INC. — DIETZ-CRANE
D.R. HORTON, INC. — FRESNO
D.R. HORTON, INC. — GREENSBORO
D.R. HORTON, INC. — GULF COAST
D.R. HORTON, INC. — JACKSONVILLE
D.R. HORTON, INC. — LOUISVILLE
D.R. HORTON, INC. — MINNESOTA
D.R. HORTON, INC. — NEW JERSEY
D.R. HORTON, INC. — PORTLAND
D.R. HORTON, INC. — SACRAMENTO
D.R. HORTON, INC. — TORREY
D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
D.R. HORTON MATERIALS, INC.
D.R. HORTON ORANGE COUNTY, INC.
D.R. HORTON SAN DIEGO HOLDING COMPANY, INC.
DRH CAMBRIDGE HOMES, INC.
DRH CONSTRUCTION, INC.
DRH ENERGY, INC.
DRH REGREM X, INC.
DRH REGREM XI, INC.
DRH SOUTHWEST CONSTRUCTION, INC.
DRH TUCSON CONSTRUCTION, INC.
DRHI, INC.
KDB HOMES, INC.
MEADOWS I, LTD.
MEADOWS VIII, LTD.
MEADOWS IX, INC.
MEADOWS X, INC.
MELMORT CO.
MELODY HOMES, INC.
SCHULER HOMES OF CALIFORNIA, INC.
SCHULER HOMES OF OREGON, INC.
SCHULER HOMES OF WASHINGTON, INC.
SCHULER MORTGAGE, INC.
SCHULER REALTY HAWAII, INC.
SHLR OF CALIFORNIA, INC.
SHLR OF COLORADO, INC.
SHLR OF NEVADA, INC.
SHLR OF UTAH, INC.
SHLR OF WASHINGTON, INC.
VERTICAL CONSTRUCTION CORPORATION
WESTERN PACIFIC FUNDING, INC.
WESTERN PACIFIC HOUSING, INC.
WESTERN PACIFIC HOUSING MANAGEMENT, INC.

By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

CH INVESTMENTS OF TEXAS, INC.
MEADOWS II, LTD.
THE CLUB AT PRADERA, INC.

By:	/s/ ROBERT E. COLTIN Robert E. Coltin
Vice President

CONTINENTAL HOMES OF TEXAS, L.P.

By:	CHTEX of Texas, Inc., its General Partner

	By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

D.R. HORTON MANAGEMENT COMPANY, LTD.
D.R. HORTON — EMERALD, LTD.
D.R. HORTON — TEXAS, LTD.
DRH REGREM VII, LP
DRH REGREM XII, LP

By:	Meadows I, Ltd., its General Partner

	By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

SGS COMMUNITIES AT GRANDE QUAY, LLC

By:	Meadows IX, Inc., a Member

	By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

and

By:	Meadows X, Inc., a Member

	By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

DRH CAMBRIDGE HOMES, LLC
DRH REGREM VIII, LLC

By:	D.R. Horton, Inc. — Chicago, its Member

	By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

HPH HOMEBUILDERS 2000 L.P.
WESTERN PACIFIC HOUSING CO., A CALIFORNIA LIMITED PARTNERSHIP
WESTERN PACIFIC HOUSING-ANTIGUA, LLC
WESTERN PACIFIC HOUSING-AVIARA, L.P.
WESTERN PACIFIC HOUSING-BOARDWALK, LLC
WESTERN PACIFIC HOUSING-BROADWAY, LLC
WESTERN PACIFIC HOUSING-CANYON PARK, LLC
WESTERN PACIFIC HOUSING-CARMEL, LLC
WESTERN PACIFIC HOUSING-CARRILLO, LLC
WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC
WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
WESTERN PACIFIC HOUSING-DEL VALLE, LLC
WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC
WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
WESTERN PACIFIC HOUSING-OSO, L.P.
WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC
WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC
WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
WESTERN PACIFIC HOUSING-SANTA FE, LLC
WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
WESTERN PACIFIC HOUSING-SEACOVE, L.P.
WESTERN PACIFIC HOUSING-STUDIO 528, LLC
WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
WESTERN PACIFIC HOUSING-TORRANCE, LLC
WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC
WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC
WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC
WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC
WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC
WESTERN PACIFIC HOUSING-WINDEMERE, LLC
WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
WPH-CAMINO RUIZ, LLC

By:	Western Pacific Housing Management, Inc., its Manager, Member or General Partner

By:	/s/ BILL W. WHEAT Bill W. Wheat
Executive Vice President and Chief Financial Officer

SCHULER HOMES OF ARIZONA LLC
SHA CONSTRUCTION LLC

By:	SRHI LLC, its Member

	By:		SHLR of Nevada, Inc. its Member

		By:	/s/ BILL W. WHEAT

Bill W. Wheat
Executive Vice President and Chief Financial Officer

D.R. HORTON-SCHULER HOMES, LLC

By:	Vertical Construction Corporation, its Manager

	By:		/s/ BILL W. WHEAT

Bill W. Wheat
Executive Vice President and Chief Financial Officer

SRHI LLC

By:	SHLR of Nevada, Inc., its Member

	By:		/s/ BILL W. WHEAT

Bill W. Wheat
Executive Vice President and Chief Financial Officer

SSHI LLC

By:	SHLR of Washington, Inc., its Member

	By:		/s/ BILL W. WHEAT

Bill W. Wheat
Executive Vice President and Chief Financial Officer

ADDITIONAL GUARANTORS:
D.R. HORTON, INC. — LOS ANGELES
DRH REGREM XIII, INC.
DRH REGREM XIV, INC.
DRH REGREM XV, INC.
DRH REGREM XVI, INC.
DRH REGREM XVII, INC.
DRH REGREM XVIII, INC.
DRH REGREM XIX, INC.
DRH REGREM XX, INC.
DRH REGREM XXI, INC.
DRH REGREM XXII, INC.
DRH REGREM XXIII, INC.
DRH REGREM XXIV, INC.

By:	/s/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ FONDA HALL

Name:	Fonda Hall
Title:	Vice President